UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2003

COMMUNITY FIRST BANKSHARES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19368	46-0391436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

520 Main Avenue
Fargo, North Dakota	58124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 298-5600

ITEM 1.	Not Applicable

ITEM 2.	Not Applicable.

ITEM 3.	Not Applicable.

ITEM 4.	Not Applicable.

ITEM 5.	Not Applicable.

ITEM 6.	Not Applicable.

ITEM 7.	Exhibits.

99.1	Form of Notice of Blackout Period dated August 20, 2003 to Directors and Executive Officers of Community First Bankshares, Inc.

ITEM 8.	Not Applicable.

ITEM 9.	Not Applicable.

ITEM 10.	Not Applicable.

ITEM 11.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

On August 20, 2003, Community First Bankshares, Inc. (the “Company”), received the notice required under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 with regard to a blackout period under its 401(k) Retirement Plan (the “Plan”) (the “Plan Blackout Period”).

On August 20, 2003, the Company sent a notice to its Directors and executive officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, informing them that the Plan Blackout Period is expected to be in effect beginning 4:00 p.m. (Eastern Time) on Thursday, September 18, 2003 and ending on November 5, 2003, during which time they are restricted from transferring equity securities of the Company. The notice was provided pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002. A copy of the notice sent to Directors and Section 16 executive officers is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 12.	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNITY FIRST BANKSHARES, INC.

Dated: August 25, 2003	By	/s/ Mark A. Anderson
Mark A. Anderson, Chief Executive Officer

Exhibit Index

99.1	Form of Notice of Blackout Period dated August 20, 2003 to Directors and Executive Officers of Community First Bankshares, Inc.